Exhibit 24.1


                                POWER OF ATTORNEY

Each person whose signature appears below does hereby make, constitute and appoint Mary Beth Lewis as such person's true and lawful attorney-in-fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person's behalf, and in any and all capacities, a Registration Statement on Form S-3, any and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, with all exhibits thereto and other documents in connection therewith, granting unto said attorneys in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or such persons' substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ MICHAEL C. GILLILAND                                     February 2, 2000
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Michael C. Gilliland

/s/ MARY BETH LEWIS                                          February 2, 2000
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Mary Beth Lewis

/s/ ELIZABETH C. COOK                                        February 3, 2000
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Elizabeth C. Cook

/s/ JOHN A. SHIELDS                                          February 2, 2000
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John A. Shields

/s/ DAVID M. CHAMBERLAIN                                     February 2, 2000
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David M. Chamberlain

/s/ DAVID L. FERGUSON                                        February 2, 2000
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David L. Ferguson

/s/ JAMES B. MCELWEE                                         February 2, 2000
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James B. McElwee

/s/ BRIAN K. DEVINE                                          February 2, 2000
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Brian K. Devine

/s/ MORRIS J. SIEGEL                                         February 2, 2000
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Morris J. Siegel


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